UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2001

SUNRISE ASSISTED LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20765	54-1746596
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation of organization)	File Number)	Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Item 7.        Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

2.1 Sunrise Assisted Living, Inc. slideshow presentation

Item 9.        Regulation FD Disclosure.

     Attached hereto as exhibit 99.1 is a slideshow presentation the Company placed on its internet website on November 15, 2001. By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosures of this information is required by Regulation FD or that the information is material or was non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in its slideshow that become untrue because of subsequent events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE ASSISTED LIVING, INC. (Registrant)

Date: November 15, 2001	By:	/s/ Larry E. Hulse Larry E. Hulse Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No	Exhibit Name	Page No.

99.1	Sunrise Assisted Living, Inc. slideshow presentation

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